UNITED STATES SECURITIESANDEXCHANGECOMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 25, 2007

BIG SKY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-28345	72-1381282

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Ste 6, 8 Shepherd Market, Mayfair, London, UK		W1J 7JY

(Address of principal executive offices)		(Zip Code)

403.234.8885

Registrant’s telephone number, including area code

750, 440 - 2 Avenue S.W., Calgary, Alberta, Canada T2P 5E9 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

On September 25, 2007, Big Sky Energy Corporation (“the Company”), by its wholly owned subsidiary, Big Sky Energy Kazakhstan Ltd., delivered a Notice of Intention to File a Request for Arbitration with the International Chamber of Commerce, International Court of Arbitration as provided for under the terms of the 2003 Share Purchase Agreement (the “2003 Agreement”) whereby the Company acquired 90% ownership in KoZhaN LLP.

As previously reported in the Company’s Form 10- KSB for the year ended December 31, 2005 and supplemented by Form 8-K filed September 17, 2007, the spouses of the former owners of this 90% interest have sued Big Sky Energy Kazakhstan Ltd. in the Kazakhstan courts to have the 2003 Agreement set aside. The Company and Big Sky Energy Kazakhstan Ltd. contend, among other things, that the spouses’ proceeding in the Kazakhstan courts constitutes a breach of the former owners’ representation in the 2003 Agreement that they are transferring good and unencumbered title to their 90% interest in Kozhan. The Company has consistently defended itself against the legal proceedings in Kazakhstan and continues to do so by commencing this Arbitration as provided for in the 2003 Agreement. Current details as to the status of the Kazakhstan court proceedings are provided in the Company’s Form 8-K filed on September 17, 2007.

Big Sky Energy Kazkahstan is in the process of effecting service of the Notice of Intention to File a Request for Arbitration on the parties to the 2003 Agreement, as identified below, wherever they are currently located:

Mukashev Bolat Raimkanovich, identification No. 000082879, issued by the Ministry of Internal Affair of the Republic of Kazakhstan on 04.07.1996. , the Republic of Kazakhstan, the city of Almaty, residential area Orbita - 4, house No.2, apartment No.85;
Kachapov Garifolla Sapayevich, identification No. 007319660, issued by the Ministry of Internal Affair of the Republic of Kazakhstan on 16.02.1998. , the Republic of Kazakhstan, the city of Almaty, Shevchenko Street, house No.157, apartment No.93;
Baikenov Kadyr Karkabatovich, identification No. 000056324, issued by the Ministry of Internal Affair of the Republic of Kazakhstan on 19.07.1995. , the Republic of Kazakhstan, the city of Almaty, Kabanbai Batyr Street, house No.55, apartment No.89;
Asanova Turgan Nurtaevna, passport No. 1947791, issued by the Ministry of Internal Affair of the Republic of Kazakhstan on 12.05.1997. , the Republic of Kazakhstan, the city of Astana, Auezov Street, house No.41, apartment No.18; and
Faskhutdinov Ruslan Rakhimzhanovich, identification No. 007030213, issued by the Ministry of Internal Affair of the Republic of Kazakhstan on 25.08.1997. ,the Republic of Kazakhstan, the city of Almaty, Radostovtca Street, house No.43, apartment No.7.

The Company has retained the international firm of Herbert Smith LLP to represent them in the Arbitration proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:

September 25, 2007

BIG SKY ENERGY CORPORATION

By: /s/ SERVET HARUNOGLU Name: Servet Harunoglu (Dr.) Title: Chief Executive Officer